Exhibit 10.9

smartFOCUS Associate Agreement
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STRICLTLY PRIVATE AND CONFIDENTIAL

smartFOCUS Associate Agreement

Relating to the association of smartFOCUS Limited

and IVP Technology.





















Prepared by:
David Sandberg
Business Development Manager                     smartFOCUS
smartFOCUS
Regus Centre
161 Bay Street                                   CRM STARTS CRM US
Toronto, ON
FOCUS
M5J 2S1                                              12/02/2002
http://www.smartFOCUS.ca
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


Joint Customer Opportunity Form
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Dated Tuesday, 12 February 2002

Joint Customer Opportunity Form

"smartFOCUS"                                smartFOCUS Limited
                                            1 Redcliff Street
                                            Bristol
                                            BS1 6NP

"Associate".                                Mr. Brian MacDonald
                                            2275 Lakeshore Blvd West
                                            Suite 401
                                            Toronto
                                            Ontario
                                            M8V 3Y3

smartFOCUS and the Associate agree to work in co-operation and in good faith in the sale of smartFOCUS products to the following Joint Customer Opportunities based on the terms outlined within the smartFOCUS Associate Agreement:

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Joint Customer Name
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Associate Company Name
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Associate Contact Name
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Associate Signature
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Date
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smartFOCUS Limited
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Salesperson Contact                      David Sandberg
Name                                     Business Development Manager, North
                                         America
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Signature
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Date                                     Feb. 11/02
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Joint Customer Name
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Associate Company Name
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Associate Contact Name
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Associate Signature
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Date
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smartFOCUS Limited
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Salesperson Contact
Name
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Signature
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Date
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


smartFOCUS Associate Agreement
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Dated Tuesday, 12 February 2002

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(1) "smartFOCUS"                         SmartFOCUS Limited
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                                         1 Redcliff Street
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                                         Bristol
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                                         BS1 6NP
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(2) "Associate"                          IVP Technology
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                                         2275 Lakeshore Blvd
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                                         Suite 401
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                                         Toronto, Ontario
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                                         M8V 3Y3
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(3) "Products"                           Viper Analyse and Visualise
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                                         Viper Data Mining
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                                         Viper CRM
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                                         Viper Campaign Planner
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                                         SmartCAMPAIGNER
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(4) "Joint Customer Opportunity"         The company detailed on a valid Joint
                                         Customer Opportunity Form
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1     Introduction

This Associate Agreement sets out the principle terms that define the relationship and co operation between smartFOCUS and the Associate. This is not intended as legally binding between both parties. However both parties agree it is a bona fide statement of mutual intent offered in good faith.

2     Agreement

An Associate can introduce sales opportunities to smartFOCUS for its range of Products for which the Associate will receive a single one time introductory commission of 15% of the initial software license value from smartFOCUS.

smartFOCUS will accrue an additional 10% of this first sale to an agreed Joint Customer Opportunity. These monies will be set aside to fund training elements of the smartFOCUS Partner Agreement should the Associate wish to progress this level of relationship.

A smartFOCUS Channel Partner Team representative will be assigned to the Associate who will manage and co ordinate smartFOCUS sales, marketing and technical resources to ensure both parties maximize Joint Customer Opportunity.

smartFOCUS Associate Agreement
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Both parties will complete the Joint Customer Opportunity Form detailed below registering any Joint Customer Opportunity to be included within the Agreement. The date of the first completed Joint Customer Opportunity Form entry will be the effective date of this Associate agreement.

IVP Technology and smartFOCUS will jointly resource and take responsibility for the sales process of the Products.

IVP Technology and smartFOCUS will jointly resource and take responsibility for the implementation and support of the Joint Customer Opportunity should the sale be successfully completed.

Both parties can withdraw from the agreement to co operate a joint Customer Opportunity and the Agreement by request.

The Associate will not provide price indications for the smartFOCUS Products unless agreed in writing with smartFOCUS.

This letter does not form the basis of an Agreement or offer other than that outlined.






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COMPANY NAME                 smartFOCUS Limited          IVP Technology
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NAME, POSITION               Jonothon Butters, CEO       Brian MacDonald
                             smartFOCUS Canada           President and CEO

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Signature


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Date                         Monday February 11/02       Monday February 11/02
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